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                                                                    EXHIBIT 23.3


                          CONSENT OF ERNST & YOUNG LLP


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to Creative Computers, Inc. of our report dated January 22, 1999, with respect to the financial statements of uBid, Inc., incorporated by reference in the Annual Report (Form 10-K) of Creative Computers, Inc. for the year ended December 31, 1998.


                                              /s/ Ernst & Young LLP

Chicago, Illinois
June 28, 1999